EXHIBIT 10.1
FIRST AMENDMENT
TO THE AMENDED & RESTATED 2010 INCENTIVE PLAN
OF EMCOR GROUP, INC.

WHEREAS, the EMCOR Group, Inc. 2010 Incentive Plan was initially adopted in 2010 and has since been amended (as amended, the “Incentive Plan”);

WHEREAS, Section 14 of the Incentive Plan provides that the Board of Directors (the “Board”) of EMCOR Group, Inc. (the “Company”) may amend the Incentive Plan, provided that any amendment that requires stockholder approval will be subject to such stockholder approval;

WHEREAS, the Board believes it to be in the best interests of the Company to amend the Incentive Plan to extend its expiration date; and

WHEREAS, the extension of the expiration date of the Incentive Plan requires approval of the stockholders of the Company.

NOW, THEREFORE, the Incentive Plan is hereby amended as follows, subject to and effective as of the date of approval of this First Amendment by the Company’s stockholders:

1.Section 2(i) of the Incentive Plan is hereby amended in its entirety as follows:

“‘Effective Date’ means the most recent date that the Plan has been approved by both the Board and the Company’s stockholders.”

2.Section 5(a) of the Incentive Plan is hereby amended in its entirety as follows:

“No Award may be granted under the Plan after the fifth anniversary of the Effective Date, but Awards granted prior to such fifth anniversary may extend beyond that date.”

IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the 7th day of April, 2025.

EMCOR GROUP, INC.

By:	/s/ Anthony J. Guzzi
Anthony J. Guzzi
Chairman, President and CEO